Exhibit 99.2O

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	THIRD QUARTER

	2012		2011		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$17,052	100.0	$16,005	100.0	6.5
Cost of products sold	5,597	32.8	5,072	31.7	10.4
Selling, marketing and administrative expenses	5,228	30.6	5,240	32.7	(0.2)
Research and development expense	1,923	11.3	1,773	11.1	8.5
In-process research and development	679	4.0	—	—
Interest (income) expense, net	120	0.7	117	0.7
Other (income) expense, net	(90)	(0.5)	(308)	(1.9)
Earnings before provision for taxes on income	3,595	21.1	4,111	25.7	(12.6)
Provision for taxes on income	966	5.7	909	5.7	6.3
Net earnings	2,629	15.4	3,202	20.0	(17.9)
Add: Net loss attributable to noncontrolling interest	339	2.0	—	—
Net earnings attributable to Johnson & Johnson	$2,968	17.4	$3,202	20.0	(7.3)

Net earnings per share attributable to Johnson & Johnson (Diluted)	$1.05		$1.15		(8.7)

Average shares outstanding (Diluted)	2,818.1		2,778.2

Effective tax rate	26.9%		22.1%

Adjusted earnings before provision for taxes and net earnings attributable to Johnson & Johnson (1) (A)
Earnings before provision for taxes on income	$4,525	26.5	$4,427	27.7	2.2
Net earnings attributable to Johnson & Johnson	$3,521	20.6	$3,443	21.5	2.3
Net earnings per share attributable to Johnson & Johnson (Diluted)	$1.25		$1.24		0.8
Effective tax rate	22.2%		22.2%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A)  NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings attributable to Johnson & Johnson," "adjusted net earnings per share attributable to Johnson & Johnson (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings attributable to Johnson & Johnson, net earnings per share attributable to Johnson & Johnson (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings attributable to Johnson & Johnson, net earnings per share attributable to Johnson & Johnson (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings attributable to Johnson & Johnson, adjusted net earnings per share attributable to Johnson & Johnson (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. These non-GAAP financial measures are presented solely to permit investors to more fully understand how management assesses the performance of the Company. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	NINE MONTHS

	2012		2011		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$49,666	100.0	$48,775	100.0	1.8
Cost of products sold	15,655	31.5	15,022	30.8	4.2
Selling, marketing and administrative expenses	15,208	30.6	15,511	31.8	(2.0)
Research and development expense	5,334	10.7	5,393	11.0	(1.1)
In-process research and development	1,108	2.2	—	—
Interest (income) expense, net	379	0.8	332	0.7
Other (income) expense, net	1,307	2.7	(115)	(0.2)
Restructuring expense	—	—	589	1.2
Earnings before provision for taxes on income	10,675	21.5	12,043	24.7	(11.4)
Provision for taxes on income	2,728	5.5	2,589	5.3	5.4
Net earnings	7,947	16.0	9,454	19.4	(15.9)
Add: Net loss attributable to noncontrolling interest	339	0.7	—	—
Net earnings attributable to Johnson & Johnson	$8,286	16.7	$9,454	19.4	(12.4)

Net earnings per share attributable to Johnson & Johnson (Diluted)	$2.96		$3.40		(12.9)

Average shares outstanding (Diluted)	2,805.0		2,777.6

Effective tax rate	25.6%		21.5%

Adjusted earnings before provision for taxes and net earnings attributable to Johnson & Johnson (1) (A)
Earnings before provision for taxes on income	$14,099	28.4	$13,696	28.1	2.9
Net earnings attributable to Johnson & Johnson	$10,969	22.1	$10,738	22.0	2.2
Net earnings per share attributable to Johnson & Johnson (Diluted)	$3.91		$3.87		1.0
Effective tax rate	22.2%		21.6%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A)  NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings attributable to Johnson & Johnson," "adjusted net earnings per share attributable to Johnson & Johnson (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings attributable to Johnson & Johnson, net earnings per share attributable to Johnson & Johnson (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings attributable to Johnson & Johnson, net earnings per share attributable to Johnson & Johnson (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings attributable to Johnson & Johnson, adjusted net earnings per share attributable to Johnson & Johnson (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. These non-GAAP financial measures are presented solely to permit investors to more fully understand how management assesses the performance of the Company. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	THIRD QUARTER
			Percent Change
	2012	2011	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$1,214	1,219	(0.4)%	(0.4)	—
International	2,367	2,521	(6.1)	1.8	(7.9)
	3,581	3,740	(4.3)	1.0	(5.3)

Pharmaceutical
U.S.	3,288	2,869	14.6	14.6	—
International	3,114	3,113	0.0	8.2	(8.2)
	6,402	5,982	7.0	11.3	(4.3)

Med Devices & Diagnostics
U.S.	3,289	2,780	18.3	18.3	—
International	3,780	3,503	7.9	14.4	(6.5)
	7,069	6,283	12.5	16.1	(3.6)

U.S.	7,791	6,868	13.4	13.4	—
International	9,261	9,137	1.4	8.9	(7.5)
Worldwide	$17,052	16,005	6.5%	10.8	(4.3)

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	NINE MONTHS
			Percent Change
	2012	2011	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$3,843	3,903	(1.5)%	(1.5)	—
International	6,952	7,312	(4.9)	1.4	(6.3)
	10,795	11,215	(3.7)	0.4	(4.1)

Pharmaceutical
U.S.	9,408	9,499	(1.0)	(1.0)	—
International	9,418	8,775	7.3	14.1	(6.8)
	18,826	18,274	3.0	6.3	(3.3)

Med Devices & Diagnostics
U.S.	9,119	8,521	7.0	7.0	—
International	10,926	10,765	1.5	6.2	(4.7)
	20,045	19,286	3.9	6.5	(2.6)

U.S.	22,370	21,923	2.0	2.0	—
International	27,296	26,852	1.7	7.5	(5.8)
Worldwide	$49,666	48,775	1.8%	5.0	(3.2)

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	THIRD QUARTER
			Percent Change
	2012	2011	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$7,791	6,868	13.4%	13.4	—

Europe	3,983	4,124	(3.4)	7.1	(10.5)
Western Hemisphere excluding U.S.	1,824	1,751	4.2	12.8	(8.6)
Asia-Pacific, Africa	3,454	3,262	5.9	9.0	(3.1)
International	9,261	9,137	1.4	8.9	(7.5)

Worldwide	$17,052	16,005	6.5%	10.8	(4.3)

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	NINE MONTHS
			Percent Change
	2012	2011	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$22,370	21,923	2.0%	2.0	—

Europe	12,342	12,850	(4.0)	4.2	(8.2)
Western Hemisphere excluding U.S.	5,266	4,730	11.3	19.1	(7.8)
Asia-Pacific, Africa	9,688	9,272	4.5	6.1	(1.6)
International	27,296	26,852	1.7	7.5	(5.8)

Worldwide	$49,666	48,775	1.8%	5.0	(3.2)

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

	Third Quarter			% Incr. /
(Dollars in Millions Except Per Share Data)	2012		2011	(Decr.)

Earnings before provision for taxes on income - as reported	$3,595		4,111	(12.6)%

Intangible asset write-downs/adjustments	(30)		—

Net litigation	—		—

Synthes integration/transaction costs and currency related	165	(1)	316

In-process research and development	679		—

Restructuring - Cordis	—		—

DePuy ASR™ Hip related costs	116		—

Earnings before provision for taxes on income - as adjusted	$4,525		4,427	2.2%

Net Earnings attributable to Johnson & Johnson - as reported	$2,968		3,202	(7.3)%

Intangible asset write-downs	(16)		—

Net litigation	—		—

Synthes integration/transaction costs and currency related	135		241

In-process research and development	340	(2)	—

Restructuring - Cordis	—		—

DePuy ASR™ Hip related costs	94		—

Net Earnings attributable to Johnson & Johnson - as adjusted	$3,521		3,443	2.3%

Diluted Net Earnings per share attributable to Johnson & Johnson - as reported	$1.05		1.15	(8.7)%

Intangible asset write-downs	(0.01)		—

Net litigation	—		—

Synthes integration/transaction costs and currency related	0.05		0.09

In-process research and development	0.13		—

Restructuring - Cordis	—		—

DePuy ASR™ Hip related costs	0.03		—

Diluted Net Earnings per share attributable to Johnson & Johnson - as adjusted	$1.25		1.24	0.8%

(1) Represents inventory step-up recorded in cost of products sold

(2) In-process research and development of $679M offset by $339M reported as net loss attributable to noncontrolling interest

The Company believes investors gain additional perspective of underlying business trends and results by providing a measure of earnings before provision for taxes on income, net earnings and diluted net earnings per share that excludes special items in order to evaluate ongoing business operations.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

	Nine Months YTD		% Incr. /
(Dollars in Millions Except Per Share Data)	2012	2011	(Decr.)

Earnings before provision for taxes on income - as reported	$10,675	$12,043	(11.4)%

Intangible asset write-downs/adjustments	909	—

Net litigation	669	576

Synthes integration/transaction costs and currency related	622	214

In-process research and development	1,108	—

Restructuring - Cordis	—	676

DePuy ASR™ Hip related costs	116	187

Earnings before provision for taxes on income - as adjusted	$14,099	13,696	2.9%

Net Earnings attributable to Johnson & Johnson - as reported	$8,286	9,454	(12.4)%

Intangible asset write-downs	701	—

Net litigation	611	444

Synthes integration/transaction costs and currency related	593	139

In-process research and development	684	—

Restructuring - Cordis	—	549

DePuy ASR™ Hip related costs	94	152

Net Earnings attributable to Johnson & Johnson - as adjusted	$10,969	10,738	2.2%

Diluted Net Earnings per share attributable to Johnson & Johnson - as reported	$2.96	3.40	(12.9)%

Intangible asset write-downs	0.25	—

Net litigation	0.22	0.16

Synthes integration/transaction costs and currency related	0.21	0.05

In-process research and development	0.24	—

Restructuring - Cordis	—	0.20

DePuy ASR™ Hip related costs	0.03	0.06

Diluted Net Earnings per share attributable to Johnson & Johnson - as adjusted	$3.91	3.87	1.0%

The Company believes investors gain additional perspective of underlying business trends and results by providing a measure of earnings before provision for taxes on income, net earnings and diluted net earnings per share that excludes special items in order to evaluate ongoing business operations.

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	THIRD QUARTER
			% Change
	2012	2011	Reported	Operational (1)	Currency
CONSUMER SEGMENT (2)

BABY CARE
US	$104	105	(1.0)%	(1.0)%	—%
Intl	460	508	(9.4)	(2.1)	(7.3)
WW	564	613	(8.0)	(1.9)	(6.1)

ORAL CARE
US	162	162	0.0	0.0	—
Intl	251	260	(3.5)	4.7	(8.2)
WW	413	422	(2.1)	3.0	(5.1)

OTC/NUTRITIONALS
US	351	332	5.7	5.7	—
Intl	709	722	(1.8)	6.0	(7.8)
WW	1,060	1,054	0.6	5.9	(5.3)

SKIN CARE
US	390	376	3.7	3.7	—
Intl	514	567	(9.3)	(2.2)	(7.1)
WW	904	943	(4.1)	0.2	(4.3)

WOMEN'S HEALTH
US	81	104	(22.1)	(22.1)	—
Intl	326	354	(7.9)	2.3	(10.2)
WW	407	458	(11.1)	(3.2)	(7.9)

WOUND CARE/OTHER
US	126	140	(10.0)	(10.0)	—
Intl	107	110	(2.7)	4.5	(7.2)
WW	233	250	(6.8)	(3.6)	(3.2)

TOTAL CONSUMER
US	1,214	1,219	(0.4)	(0.4)	—
Intl	2,367	2,521	(6.1)	1.8	(7.9)
WW	$3,581	3,740	(4.3)%	1.0%	(5.3)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	THIRD QUARTER
			% Change
	2012	2011	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (4)

IMMUNOLOGY
US	$1,600	1,390	15.1%	15.1%	—%
Intl	484	377	28.4	37.1	(8.7)
WW	2,084	1,767	17.9	19.8	(1.9)
REMICADE
US	940	876	7.3	7.3	—
US Exports (3)	379	343	10.5	10.5	—
Intl	272	189	43.9	53.2	(9.3)
WW	1,591	1,408	13.0	14.3	(1.3)
SIMPONI
US	93	59	57.6	57.6	—
Intl	92	70	31.4	39.7	(8.3)
WW	185	129	43.4	47.9	(4.5)
STELARA
US	188	112	67.9	67.9	—
Intl	99	77	28.6	39.5	(10.9)
WW	287	189	51.9	56.4	(4.5)
OTHER IMMUNOLOGY
US	—	—	—	—	—
Intl	21	41	(48.8)	(46.6)	(2.2)
WW	21	41	(48.8)	(46.6)	(2.2)

INFECTIOUS DISEASES
US	259	216	19.9	19.9	—
Intl	536	498	7.6	18.0	(10.4)
WW	795	714	11.3	18.6	(7.3)
INTELENCE
US	45	42	7.1	7.1	—
Intl	49	41	19.5	32.1	(12.6)
WW	94	83	13.3	19.5	(6.2)
LEVAQUIN/FLOXIN
US	10	14	(28.6)	(28.6)	—
Intl	10	11	(9.1)	(4.8)	(4.3)
WW	20	25	(20.0)	(18.1)	(1.9)
PREZISTA
US	181	132	37.1	37.1	—
Intl	183	184	(0.5)	9.9	(10.4)
WW	364	316	15.2	21.3	(6.1)
OTHER INFECTIOUS DISEASES
US	23	28	(17.9)	(17.9)	—
Intl	294	262	12.2	22.6	(10.4)
WW	317	290	9.3	18.7	(9.4)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	THIRD QUARTER
			% Change
	2012	2011	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (4) (Continued)

NEUROSCIENCE
US	$678	634	6.9%	6.9%	—%
Intl	990	1,050	(5.7)	1.2	(6.9)
WW	1,668	1,684	(1.0)	3.3	(4.3)
CONCERTA/METHYLPHENIDATE
US	150	179	(16.2)	(16.2)	—
Intl	104	104	0.0	6.8	(6.8)
WW	254	283	(10.2)	(7.7)	(2.5)
INVEGA
US	78	74	5.4	5.4	—
Intl	62	52	19.2	26.9	(7.7)
WW	140	126	11.1	14.3	(3.2)
INVEGA SUSTENNA/XEPLION
US	130	85	52.9	52.9	—
Intl	82	16	*	*	(8.7)
WW	212	101	*	*	(3.4)
RISPERDAL CONSTA
US	113	111	1.8	1.8	—
Intl	238	279	(14.7)	(7.2)	(7.5)
WW	351	390	(10.0)	(4.6)	(5.4)
OTHER NEUROSCIENCE
US	207	185	11.9	11.9	—
Intl	504	599	(15.9)	(10.3)	(5.6)
WW	711	784	(9.3)	(5.0)	(4.3)

ONCOLOGY
US	145	79	83.5	83.5	—
Intl	483	415	16.4	27.3	(10.9)
WW	628	494	27.1	36.2	(9.1)
DOXIL/CAELYX
US	9	10	(10.0)	(10.0)	—
Intl	7	76	(90.8)	(89.6)	(1.2)
WW	16	86	(81.4)	(80.4)	(1.0)
VELCADE
US	—	—	—	—	—
Intl	327	295	10.8	20.7	(9.9)
WW	327	295	10.8	20.7	(9.9)
ZYTIGA
US	136	69	97.1	97.1	—
Intl	129	26	*	*	(10.7)
WW	265	95	*	*	(5.2)
OTHER ONCOLOGY
US	—	—	—	—	—
Intl	20	18	11.1	18.8	(7.7)
WW	20	18	11.1	18.8	(7.7)
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	THIRD QUARTER
			% Change
	2012	2011	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (4) (Continued)

TOTAL OTHER
US	$606	550	10.2%	10.2%	—%
Intl	621	773	(19.7)	(12.8)	(6.9)
WW	1,227	1,323	(7.3)	(3.3)	(4.0)
ACIPHEX/PARIET
US	80	94	(14.9)	(14.9)	—
Intl	115	141	(18.4)	(9.2)	(9.2)
WW	195	235	(17.0)	(11.5)	(5.5)
PROCRIT/EPREX
US	198	176	12.5	12.5	—
Intl	161	207	(22.2)	(14.6)	(7.6)
WW	359	383	(6.3)	(2.2)	(4.1)
OTHER
US	328	280	17.1	17.1	—
Intl	345	425	(18.8)	(13.1)	(5.7)
WW	673	705	(4.5)	(1.1)	(3.4)

TOTAL PHARMACEUTICAL
US	3,288	2,869	14.6	14.6	—
Intl	3,114	3,113	0.0	8.2	(8.2)
WW	$6,402	5,982	7.0%	11.3%	(4.3)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	THIRD QUARTER
			% Change
	2012	2011	Reported	Operational (1)	Currency
MEDICAL DEVICES AND DIAGNOSTICS (2) (4)

CARDIOVASCULAR CARE
US	$195	198	(1.5)%	(1.5)%	—%
Intl	298	328	(9.1)	(3.3)	(5.8)
WW	493	526	(6.3)	(2.7)	(3.6)

DIABETES CARE
US	328	338	(3.0)	(3.0)	—
Intl	301	326	(7.7)	0.8	(8.5)
WW	629	664	(5.3)	(1.1)	(4.2)

DIAGNOSTICS
US	256	265	(3.4)	(3.4)	—
Intl	257	274	(6.2)	(0.5)	(5.7)
WW	513	539	(4.8)	(1.9)	(2.9)

INFECTION PREVENTION/OTHER
US	98	90	8.9	8.9	—
Intl	134	130	3.1	9.0	(5.9)
WW	232	220	5.5	9.0	(3.5)

ORTHOPAEDICS
US	1,242	737	68.5	68.5	—
Intl	1,048	647	62.0	68.7	(6.7)
WW	2,290	1,384	65.5	68.6	(3.1)

SPECIALTY SURGERY
US	308	292	5.5	5.5	—
Intl	289	284	1.8	9.1	(7.3)
WW	597	576	3.6	7.2	(3.6)

SURGICAL CARE (5)
US	602	609	(1.1)	(1.1)	—
Intl	949	1,013	(6.3)	0.9	(7.2)
WW	1,551	1,622	(4.4)	0.1	(4.5)

VISION CARE
US	260	251	3.6	3.6	—
Intl	504	501	0.6	4.8	(4.2)
WW	764	752	1.6	4.4	(2.8)

TOTAL MEDICAL DEVICES AND DIAGNOSTICS
US	3,289	2,780	18.3	18.3	—
Intl	3,780	3,503	7.9	14.4	(6.5)
WW	$7,069	6,283	12.5%	16.1%	(3.6)%
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	NINE MONTHS
			% Change
	2012	2011	Reported	Operational (1)	Currency
CONSUMER SEGMENT (2)

BABY CARE
US	$309	315	(1.9)%	(1.9)%	—%
Intl	1,373	1,457	(5.8)	0.3	(6.1)
WW	1,682	1,772	(5.1)	(0.1)	(5.0)

ORAL CARE
US	476	483	(1.4)	(1.4)	—
Intl	732	729	0.4	7.1	(6.7)
WW	1,208	1,212	(0.3)	3.7	(4.0)

OTC/NUTRITIONALS
US	1,068	1,059	0.8	0.8	—
Intl	2,128	2,207	(3.6)	2.5	(6.1)
WW	3,196	3,266	(2.1)	2.0	(4.1)

SKIN CARE
US	1,314	1,251	5.0	5.0	—
Intl	1,410	1,520	(7.2)	(1.4)	(5.8)
WW	2,724	2,771	(1.7)	1.5	(3.2)

WOMEN'S HEALTH
US	254	350	(27.4)	(27.4)	—
Intl	964	1,044	(7.7)	0.2	(7.9)
WW	1,218	1,394	(12.6)	(6.7)	(5.9)

WOUND CARE/OTHER
US	422	445	(5.2)	(5.2)	—
Intl	345	355	(2.8)	3.0	(5.8)
WW	767	800	(4.1)	(1.5)	(2.6)

TOTAL CONSUMER
US	3,843	3,903	(1.5)	(1.5)	—
Intl	6,952	7,312	(4.9)	1.4	(6.3)
WW	$10,795	11,215	(3.7)%	0.4%	(4.1)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	NINE MONTHS
			% Change
	2012	2011	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (4)

IMMUNOLOGY
US	$4,524	4,350	4.0%	4.0%	—%
Intl	1,374	652	*	*	(5.7)
WW	5,898	5,002	17.9	19.2	(1.3)
REMICADE
US	2,712	2,500	8.5	8.5	—
US Exports (3)	1,123	1,360	(17.4)	(17.4)	—
Intl	800	204	*	*	(5.7)
WW	4,635	4,064	14.1	15.1	(1.0)
SIMPONI
US	220	173	27.2	27.2	—
Intl	206	118	74.6	83.0	(8.4)
WW	426	291	46.4	49.8	(3.4)
STELARA
US	469	317	47.9	47.9	—
Intl	287	214	34.1	43.3	(9.2)
WW	756	531	42.4	46.1	(3.7)
OTHER IMMUNOLOGY
US	—	—	—	—	—
Intl	81	116	(30.2)	(27.2)	(3.0)
WW	81	116	(30.2)	(27.2)	(3.0)

INFECTIOUS DISEASES
US	738	1,191	(38.0)	(38.0)	—
Intl	1,600	1,282	24.8	34.1	(9.3)
WW	2,338	2,473	(5.5)	(0.7)	(4.8)
INTELENCE
US	130	118	10.2	10.2	—
Intl	135	113	19.5	29.2	(9.7)
WW	265	231	14.7	19.4	(4.7)
LEVAQUIN/FLOXIN
US	35	585	(94.0)	(94.0)	—
Intl	30	33	(9.1)	(4.2)	(4.9)
WW	65	618	(89.5)	(89.2)	(0.3)
PREZISTA
US	507	386	31.3	31.3	—
Intl	554	509	8.8	17.7	(8.9)
WW	1,061	895	18.5	23.5	(5.0)
OTHER INFECTIOUS DISEASES
US	66	102	(35.3)	(35.3)	—
Intl	881	627	40.5	50.4	(9.9)
WW	947	729	29.9	38.4	(8.5)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	NINE MONTHS
			% Change
	2012	2011	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (4) (Continued)

NEUROSCIENCE
US	$2,010	2,006	0.2%	0.2%	—%
Intl	3,019	3,203	(5.7)	(0.4)	(5.3)
WW	5,029	5,209	(3.5)	(0.2)	(3.3)
CONCERTA/METHYLPHENIDATE
US	493	667	(26.1)	(26.1)	—
Intl	337	327	3.1	9.1	(6.0)
WW	830	994	(16.5)	(14.5)	(2.0)
INVEGA
US	223	219	1.8	1.8	—
Intl	180	155	16.1	21.5	(5.4)
WW	403	374	7.8	10.0	(2.2)
INVEGA SUSTENNA/XEPLION
US	350	220	59.1	59.1	—
Intl	218	23	*	*	(7.1)
WW	568	243	*	*	(2.7)
RISPERDAL CONSTA
US	336	335	0.3	0.3	—
Intl	731	863	(15.3)	(9.4)	(5.9)
WW	1,067	1,198	(10.9)	(6.7)	(4.2)
OTHER NEUROSCIENCE
US	608	565	7.6	7.6	—
Intl	1,553	1,835	(15.4)	(11.3)	(4.1)
WW	2,161	2,400	(10.0)	(6.9)	(3.1)

ONCOLOGY
US	371	236	57.2	57.2	—
Intl	1,439	1,249	15.2	23.6	(8.4)
WW	1,810	1,485	21.9	29.0	(7.1)
DOXIL/CAELYX
US	22	130	(83.1)	(83.1)	—
Intl	31	233	(86.7)	(85.4)	(1.3)
WW	53	363	(85.4)	(84.6)	(0.8)
VELCADE
US	—	—	—	—	—
Intl	998	922	8.2	15.7	(7.5)
WW	998	922	8.2	15.7	(7.5)
ZYTIGA
US	349	106	*	*	—
Intl	348	43	*	*	(8.5)
WW	697	149	*	*	(4.2)
OTHER ONCOLOGY
US	—	—	—	—	—
Intl	62	51	21.6	28.1	(6.5)
WW	62	51	21.6	28.1	(6.5)
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	NINE MONTHS
			% Change
	2012	2011	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (4) (Continued)

TOTAL OTHER
US	$1,765	1,716	2.9%	2.9%	—%
Intl	1,986	2,389	(16.9)	(11.6)	(5.3)
WW	3,751	4,105	(8.6)	(5.5)	(3.1)
ACIPHEX/PARIET
US	280	304	(7.9)	(7.9)	—
Intl	369	417	(11.5)	(4.1)	(7.4)
WW	649	721	(10.0)	(5.7)	(4.3)
PROCRIT/EPREX
US	634	623	1.8	1.8	—
Intl	502	632	(20.6)	(14.5)	(6.1)
WW	1,136	1,255	(9.5)	(6.4)	(3.1)
OTHER
US	851	789	7.9	7.9	—
Intl	1,115	1,340	(16.8)	(12.5)	(4.3)
WW	1,966	2,129	(7.7)	(5.0)	(2.7)

TOTAL PHARMACEUTICAL
US	9,408	9,499	(1.0)	(1.0)	—
Intl	9,418	8,775	7.3	14.1	(6.8)
WW	$18,826	18,274	3.0%	6.3%	(3.3)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	NINE MONTHS
			% Change
	2012	2011	Reported	Operational (1)	Currency
MEDICAL DEVICES AND DIAGNOSTICS (2) (4)

CARDIOVASCULAR CARE
US	$566	650	(12.9)%	(12.9)%	—%
Intl	913	1,098	(16.8)	(13.0)	(3.8)
WW	1,479	1,748	(15.4)	(13.0)	(2.4)
DIABETES CARE
US	1,017	982	3.6	3.6	—
Intl	955	1,000	(4.5)	1.9	(6.4)
WW	1,972	1,982	(0.5)	2.8	(3.3)
DIAGNOSTICS
US	767	811	(5.4)	(5.4)	—
Intl	772	799	(3.4)	0.9	(4.3)
WW	1,539	1,610	(4.4)	(2.3)	(2.1)
INFECTION PREVENTION/OTHER
US	313	283	10.6	10.6	—
Intl	393	385	2.1	6.2	(4.1)
WW	706	668	5.7	8.1	(2.4)
ORTHOPAEDICS
US	2,898	2,318	25.0	25.0	—
Intl	2,513	2,038	23.3	28.3	(5.0)
WW	5,411	4,356	24.2	26.5	(2.3)
SPECIALTY SURGERY
US	971	899	8.0	8.0	—
Intl	900	874	3.0	8.7	(5.7)
WW	1,871	1,773	5.5	8.3	(2.8)
SURGICAL CARE (5)
US	1,797	1,826	(1.6)	(1.6)	—
Intl	3,019	3,117	(3.1)	2.2	(5.3)
WW	4,816	4,943	(2.6)	0.8	(3.4)
VISION CARE
US	790	752	5.1	5.1	—
Intl	1,461	1,454	0.5	2.9	(2.4)
WW	2,251	2,206	2.0	3.6	(1.6)

TOTAL MEDICAL DEVICES AND DIAGNOSTICS
US	9,119	8,521	7.0	7.0	—
Intl	10,926	10,765	1.5	6.2	(4.7)
WW	$20,045	19,286	3.9%	6.5%	(2.6)%
*Percentage greater than 100%
(1) Operational growth excludes the effect of currency
(2) Select areas (unaudited)
(3) Reported as U.S. sales
(4) Prior year amounts have been reclassified to conform to current year product disclosure
(5) Previously referred to as General Surgery